UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 19, 2024
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2024, the Board elected Ms. Mary E. Ludford to the Board of Directors of Northwest Natural Holding Company (NW Holdings or the Company), as a Class III director effective as of such date, for a term expiring at the Company’s 2025 Annual Meeting of Shareholders. Ms. Ludford was also elected to the Board of Directors of Northwest Natural Gas Company, the Company’s wholly owned subsidiary (NW Natural), commencing August 19, 2024.
From 2018 until her retirement in 2020, Ms. Ludford served as Deputy Chief Security Officer for Exelon Corporation, a provider of utility services in the United States. Ms. Ludford previously served as Vice President, Corporate Operations of Exelon from 2016 to 2018, as Chief Audit Executive at Exelon from 2010 until 2016. At PECO Energy (an Exelon company), Ms. Ludford served from 2009 to 2010 as Vice President of Smart Grid and Smart Meters, as Vice President of Customer Operations from 2007 to 2009, and as Vice President Finance from 2006 to 2007. She additionally served as Vice President of Customer Financial Operations at Commonwealth Edison and PECO Energy from 2005 to 2006. Prior to 2005, Ms. Ludford held a variety of roles of increasing responsibility and complexity in the energy industry. Ms. Ludford currently serves on the Board of Directors of Otter Tail Corporation, where she also serves on its Audit and Corporate Governance Committees. She holds a Master of Business Administration from the Quinlan School of Business at Loyola University Chicago and a Bachelor of Business from Western Illinois University.
In connection with her appointment to the Board and effective August 19, 2024, the Board appointed Ms. Ludford to the Audit Committee and the Finance Committee. The Board of Directors affirmatively determined Ms. Ludford qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards for purpose of service on the full Board and the Audit Committee.
Ms. Ludford will receive standard compensation under the Company’s director compensation programs applicable to non-employee members of the Board for 2024. Ms. Ludford entered into the standard indemnification agreement, effective August 19, 2024, with each of the Company and NW Natural, which each of the Company and NW Natural offers to its executive officers and directors referenced as Exhibit 10j and Exhibit 10i, respectively, to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023.
In connection with Ms. Ludford’s appointment to the Board, the Board increased the number of directors comprising the Board from 11 to 12 directors, effective August 19, 2024.

Forward-Looking Statements
This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: August 22, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate
Secretary